                                                                    Exhibit 10.8

     Certain portions of this exhibit have been deleted and confidentially filed with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 under the Securities Act of 1933, as amended. The confidential portions of the exhibit that have been deleted are indicated by "[*****]" inserted in place of such confidential information.

[*] confidentiality requested

                                                                   EXHIBIT 10.8

TO:       Richard E. Mitchell
          President
          Gorges/Quik-to-Fix Foods, Inc.

FROM:     John Tyson
          President, Beef & Pork Division
          Tyson Foods, Inc.

DATE:     November 25, 1996

RE:       Co-Pack Pricing Agreement


     This agreement (the "Agreement") sets forth the terms and conditions pursuant to which Tyson Foods, Inc. ("Tyson") will purchase from Gorges/Quik-to-Fix Foods, Inc. ("Gorges") certain "Tyson beef" "work in process" products as identified in the attached Exhibits "B", "C" and "D" (the "Products") formerly produced at Tyson's Garland, Texas facility that was purchased by Gorges pursuant to the Asset Purchase Agreement, dated October 17, 1996, by and among Tyson, Gorges Foodservice, Inc., Tyson Holding Company and Gorges. The purpose of this Agreement is to establish a set of standard costs and yields for the Products, which will be produced by Gorges and marketed and sold by Tyson. Except as set forth herein, and pursuant to the terms and conditions of this Agreement, Tyson agrees to purchase its entire requirements of the Products exclusively from Gorges until November 21, 1997.

     The [*********************************************************************
********************************************************************************
*************************************************************************
*****************************************************************************
****************************************************************************
**************************************************************************
******************************************************************************
***************************************************************************
*****************] for establishing value of meat will be [*] The meat base price for an order billed during a particular calendar month will be calculated according to [*] The [*] as used in the formula pricing shall [*] during the term of this Agreement. The purchase prices will change on the [*] day of each calendar month according to the preceding formula. All orders will be billed on the day of shipment using the purchase price in effect on the date of shipment.


[*] confidentiality requested

     Anticipated volumes of the Products are annualized in Exhibit A hereto.
                                                           ---------
These volumes are anticipated to be averaged on a twelve month basis, provided however, that except as set forth herein, there shall be no restriction on the minimum or maximum amounts of the Products purchased by Tyson in any calendar month, provided further, that Tyson will use commercially reasonable best efforts to notify Gorges in writing by the tenth day of such month if it expects to purchase substantially more or less than 100,000 pounds of the Products in the following month. Gorges shall have five days from the receipt of such notice to notify Tyson if it is unable to fulfill Tyson's Product requirements for the following month. Such notice shall state that amount of Tyson's Product requirements that Gorges intends to fulfill. Tyson shall then be entitled to purchase its surplus Product requirements from a third party source during the following month only (a "Surplus Month"). During a Surplus Month and each month subsequent to a Surplus Month, Tyson and Gorges shall have the same rights and obligations regarding the purchase and sale of Tyson's entire Product requirements as in the months prior to such Surplus Month.

     Non-meat ingredients will be priced [**********************************
*******] at which such ingredients will be used. All finished Products will be priced F.O.B. the Gorges facility at which such Products are produced.

     The following exhibits are incorporated by reference into this Agreement and are to be used in determining the appropriate prices for the Products. From time to time, at the request of Tyson, it may be necessary to develop formulas for new products to be produced by Gorges. Upon such request, Tyson and Gorges will used commercially reasonable best efforts to develop mutually agreeable standards for production and pricing.

     Exhibit             Description
     -------             -----------
     A              Tyson-Gorges Processing Agreements
     B              3514-001 Oriental Beef Strips
     C              2275,5333-001 Cooked Seasoned Beef Strips
     D              5176-001 Cooked Seasoned Beef Strips.

     Please indicate your acceptance of the terms of this Agreement by signing below.


                         TYSON FOODS, INC.


                         By:  /s/ John Tyson
                             --------------------------------
                              John Tyson
                              President, Beef & Pork Division

Accepted and Agreed:

GORGES/QUIK-TO-FIX FOODS, INC.


By:  /s/ Richard E. Mitchell
    ------------------------
     Richard E. Mitchell
     President

                                   Exhibit A

TYSON-GORGES/QUIK-TO-FIX FOODS PROCESSING AGREEMENTS

                                                                         Actual      Projected
          ANCILLARY AGREEMENT PRODUCT LISTING                          lbs. FY96     lbs. FY97
          ----------------------------------------------               -----------------------
3514-001  Oriental Beef Strips                             Club         [*******]     [*******]
2275-001  Cooked Seasoned Beef Strips                      Retail       [*******]     [*******]
5333-001  Cooked Seasoned Beef Strips                      Retail       [*******]     [*******]
5176-001  Cooked Seasoned Beef Strips                      Schwan's      [******]     [*******]
          ----------------------------------------------
          Totals                                                      [*********]   [*********]
          *Guaranteed Operating Income                                              [*********]
          Targeted Adder for COGS (Operating Income/lb.)                            [*********]

------------

* Guaranteed Operating Income based on pounds listed from product codes printed in section 8.15 "Ancillary Agreements" paragraph (b) in the Asset Purchase Agreement



[*] confidentiality requested

                                   Exhibit B

3514-001 ORIENTAL BEEF STRIPS FOR SAM'S

-------------------------------------------------------------------------------
FORMULA PROPOSAL
-------------------------------------------------------------------------------
Beef Skirts (a)                                     [*******][*******][********]
Marinade                                             [******]         [********]
Credit:  Beef 75's (b)                              [*******][*******][********]
Cook Loss                                           [*******][*******][********]
                                                     ------            --------
Yield                                                [******]         [********]

Yielded Meat                                                          [********]
Overage**                                                             [********]


-------------------------------------------------------------------------------
FOB GARLAND, TX $/LB                                                  [********]
-------------------------------------------------------------------------------

** Includes [*********] for guaranteed operating income.

-------------------------------------------------------------------------------
USDA BLUE SHEET WTD AVG FOR PREVIOUS MONTH.
PRICES EFFECTIVE THE 1ST OF EVERY MONTH.
PRICES EFFECTIVE ON DATE OF SHIPMENT.
-------------------------------------------------------------------------------

(a)  Beef 75's = (USDA Blue Sheet Beef 90's/90) *75:

               Beef 90's                [*******]
               Beef 75's                [*******]


Formulation does not include Fallout from Tyson Gorges/QTF products.


[*] confidentiality requested

                                   Exhibit C

2275-001 COOKED SEASONED BEEF STRIPS
5333-001 COOKED SEASONED BEEF STRIPS

-------------------------------------------------------------------------------
FORMULA PROPOSAL
-------------------------------------------------------------------------------
Cap Blade Rib Lifter Meat                            [*****]  [*****]   [*****]
Marinade                                             [*****]            [*****]
Cook Loss                                            [*****]  [*****]   [*****]
                                                                        -------
Yield                                                [*****]            [*****]

Yielded Meat                                                            [*****]
Overage**                                                               [*****]

-------------------------------------------------------------------------------
FOB GARLAND, TX $/LB                                                    [*****]
-------------------------------------------------------------------------------

** Includes [********] for guaranteed operating income.

-------------------------------------------------------------------------------
USDA BLUE SHEET WTD AVG FOR PREVIOUS MONTH.
PRICES EFFECTIVE THE 1ST OF EVERY MONTH.
PRICES EFFECTIVE ON DATE OF SHIPMENT.
-------------------------------------------------------------------------------



[*] confidentiality requested

                                   Exhibit D

5176-001 COOKED SEASONED BEEF STRIPS


-------------------------------------------------------------------------------
FORMULA PROPOSAL
-------------------------------------------------------------------------------
Cap Blade Rib Lifter Meat (a)                        [*****]  [*****]   [*****]
Marinade                                              [****]            [*****]
Cook Loss                                            [*****]  [*****]   [*****]
                                                                        -------
Yield                                                [*****]            [*****]

Yielded Meat                                                            [*****]
Overage**                                                               [*****]

-------------------------------------------------------------------------------
FOB GARLAND, TX $/LB                                                    [*****]
-------------------------------------------------------------------------------

** Includes [********] for guaranteed operating income.

-------------------------------------------------------------------------------
USDA BLUE SHEET WTD AVG FOR PREVIOUS MONTH.
PRICES EFFECTIVE THE 1ST OF EVERY MONTH.
PRICES EFFECTIVE ON DATE OF SHIPMENT.
-------------------------------------------------------------------------------


[*] confidentiality requested